UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2011

SOUTHEASTERN BANK FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Georgia	0-24172	58-2005097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 Wheeler Road, Augusta, Georgia	30909
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 738-6990

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective December 5, 2011, Southeastern Bank Financial Corporation (the “Registrant”) consummated the merger of its two wholly-owned bank subsidiaries: Southern Bank & Trust, a South Carolina state bank headquartered in Aiken, SC (“SB&T”), and Georgia Bank & Trust Company of Augusta, a Georgia state bank headquartered in Augusta, Georgia (“GB&T”). In the merger, SB&T merged with and into GB&T, with GB&T surviving the merger, and GB&T assumed, by operation of law, all of SB&T’s rights and obligations. After the merger, GB&T will operate its South Carolina branches under the name “Southern Bank & Trust, a division of Georgia Bank & Trust Company of Augusta.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHEASTERN BANK FINANCIAL CORPORATION

DATE: December 5, 2011

/s/ Darrell R. Rains
Darrell R. Rains
Chief Financial Officer